Exhibit 99.1
Transcript of interview of Jerry Yang and Sue Decker, Chief Executive Officer and President, respectively, of Yahoo! Inc., by Walt Mossberg at the “D6: All Things Digital” Conference on May 28, 2008
Yahoo! will be filing a definitive proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2008 annual meeting of stockholders. Stockholders are strongly advised to read Yahoo!’s 2008 definitive proxy statement when it becomes available because it will contain important information. Stockholders will be able to obtain copies of Yahoo!’s 2008 definitive proxy statement and other documents filed by Yahoo! with the SEC in connection with its 2008 annual meeting of stockholders at the SEC’s website at www.sec.gov or at the Investor Relations section of Yahoo!’s website at yhoo.client.shareholder.com. Yahoo!, its directors, and certain of its officers may be deemed participants in the solicitation of proxies from stockholders in connection with Yahoo!’s 2008 annual meeting of stockholders. Information concerning Yahoo!’s directors and officers is available in its preliminary proxy statement filed with the SEC on May 22, 2008.

1            MR. MOSSBERG: Jerry Yang and Sue Decker.
2            MR. YANG: I see the bits with Steve and
3       Bill didn’t make it on the video.
4            MR. MOSSBERG: You didn’t supply it to us.
5            MS. DECKER: We thought you did some fast
6       editing.
7            MR. MOSSBERG: You have got director’s cut.
8            MR. YANG: You did some editor cut there.
9            MR. MOSSBERG: Obviously, I mean, it was a
10       funny film, and I certainly enjoyed it, but it shows
11       you have a lot of time on your hands to make films.
12            That’s what is going on, right?
13            MR. YANG: We have a lot of friends.
14            MS. DECKER: We have a lot of people giving
15       us advice.
16            MR. MOSSBERG: Well, it has been an
17       interesting, what, month, two months, three months for
18       you?
19            MR. YANG: It all started on January 31st.
20       It is almost four months.
21            MR. MOSSBERG: Yeah. And I have to ask you,
22       where do you stand right now in terms of negotiating
23       with Microsoft and Google or whoever else you may be
24       negotiating with?
25            MS. DECKER: Didn’t take you very long.

1            MR. MOSSBERG: You can delineate them.
2       Let’s start with Microsoft.
3            MR. YANG: You know, first of all, it has
4       been a very interesting process, obviously. We read
5       more about it than we probably should. It has been
6       interesting in the sense that it seems like
7       The Journal knows about everything we are doing before
8       we know what we are doing.
9            MR. MOSSBERG: That is our job.
10            MR. YANG: But obviously I think it has been
11       fairly well documented that Microsoft is no longer
12       interested in buying the company, and they are
13       discussing various other partnerships or ideas with
14       us, and we are listening, as we would for everything.
15            So we are listening and trying to understand
16       and trying to see if there is something we do.
17            MR. MOSSBERG: But that’s it? You are just
18       listening. You are not actually working on a possible
19       partnership?
20            MR. YANG: I think that as companies in our
21       position, we definitely have to understand more of
22       what people are proposing to us, and they clearly have
23       an interest in Yahoo! in some way, shape, or form that
24       we are doing our best to understand.
25            MR. MOSSBERG: You are at the understanding

1       stage; is that right?
2            MS. DECKER: Maybe not quite.
3            MR. MOSSBERG: I would have thought you
4       would have actually had months to understand them, you
5       know, even though maybe the terms of the discussions
6       are different.
7            MS. DECKER: It keeps changing a little bit.
8            MR. YANG: I think it is fair to say that as
9       you look at this whole time span here — and it is
10       nothing to joke about, obviously.
11            It is becoming quite a bit evolved, but it
12       is fair to say that the process started in a way that
13       is very public. None of us were sure — I’m sure they
14       knew, but we weren’t, the different twists and turns
15       they were going to take. And it certainly could have
16       been a more friendly transaction. They could have
17       done a number of things.
18            They mentioned that they may lower the bid
19       at one point. They ended up dropping the bid, and now
20       they are interested in a partnership. And I think we
21       are — we have been fairly consistent.
22            MR. MOSSBERG: Instead of running a proxy
23       war, which they could have done that and all that...
24            MR. YANG: Right. There’s a number of
25       things they could have done. I think in the meantime

1       we have always had dialogues in trying to understand
2       what was it they would like to do, and we obviously
3       had a point of view.
4            And I think our board and our company have
5       always had a couple things in mind. One is almost day
6       one we have said we are open to a transaction.
7            We are a public company. We have a very
8       strong view on how we feel about Yahoo! and how
9       passionate we are about what we are doing. But
10       clearly if the right terms are there and the right
11       deal was there to be done, we would do a deal. That
12       has been public and we mean that.
13            The second thing is we felt there needed to
14       be the right circumstances, not only price but deal
15       terms. This is a transaction that could have been
16       quite involved. We made that clear to them. I think
17       they wouldn’t say anything that we said any different.
18            But I think over a period of time, whether
19       it is the deal dynamics or whether it’s time or
20       whatever it is — and probably the reason they know
21       better than I do they have chosen not to pursue the
22       acquisition, but they have come back with some other
23       discussions.
24            MR. MOSSBERG: Well, they said —
25            MR. YANG: You heard them last night.

1            MR. MOSSBERG: Well, they said last night
2       what they have said many times, which was, you know,
3       you couldn’t come to a price that you both agreed
4       upon, that that was the principle issue.
5            MR. YANG: I think that is the most public
6       issue. I would also say that in a transaction like
7       this, clearly there are other things that matter;
8       whether it is regulatory issues, whether there is — a
9       number of other things.
10            And I would say that we certainly did not
11       have enough discussions about other things to make me
12       feel like we could have had a deal, even if you agreed
13       on a price.
14            MR. MOSSBERG: Even if you agreed on a
15       price.
16            So it was not entirely the price?
17            MR. YANG: No.
18            MR. MOSSBERG: But if the price had been
19       right, you might have been able to work out some of
20       these other things? I know it is speculative.
21            MR. YANG: It is hard to say. I would say
22       that, you know, it is like when you break up with your
23       girlfriend in high school.
24            MR. MOSSBERG: Or she breaks up with you.
25            MR. YANG: Generally in the case with me is

1       she broke up with me. It pretty quickly becomes he
2       said, she said. And I obviously feel like it is not
3       constructive anymore to go backwards and say here is
4       what happened. But I know — and I think they
5       understand — both sides understand that there are
6       reasons to do the deal, and there’s a lot of good
7       reasons to do the deal.
8            I am actually quite open about what happened
9       as being — I am sort of mixed about what happened.
10       Obviously I am more than happy — and I think Sue and
11       I are more than happy to push out and move forward as
12       an entity. But at the same time, I think we all felt
13       and understood that a combination like that, done
14       right, has a tremendous amount of power and leverage.
15            When you walk away like that, it is
16       definitely not something — and clearly in their case
17       they walked away because they withdrew their offer.
18       It was clear that they took the step and decided not
19       wanting to pursue this action.
20            And I would say to your point there is a
21       number of reasons. There is not one defining reason.
22            MR. MOSSBERG: That is a somewhat different
23       answer. And I am not saying they are mutually
24       exclusive, but it is a somewhat different answer than
25       we had last night where it was really focused very

1       much on price.
2            MS. DECKER: I think they are similar.
3            MR. YANG: You need to call them back and we
4       can figure out a deal.
5            MR. MOSSBERG: Steve, are you here?
6            MS. DECKER: I mean, we never got through
7       the price door. Once you are through the price door,
8       then there is a bunch of other doors to open. There
9       was a lot that was not finished.
10            MR. MOSSBERG: Right.
11            MS. DECKER: But price really was the first
12       one to agree on.
13            MR. MOSSBERG: Got it. I understand.
14       Google, you are still talking to them? If you
15       can’t — if you don’t want to say exactly what is
16       happening in that, what is the concept behind that?
17       Why would you want to outsource your search
18       advertising?
19            MR. YANG: Well, I will start. I think that
20       if you look at what Yahoo!’s value is and what we
21       would need to do maximize shareholder value, which is
22       our job, there are a number of ways to do that.
23            We believe, first of all, we have very
24       strong prospects as an independent company. And while
25       a lot of that has not been easily understood through

1       all the drama that has occurred around the deal, we
2       have been transforming the company since Sue and I
3       were in place less than a year ago — in fact,
4       nine months ago — a little over nine months now, but
5       that transformation continues to take place.
6            The other obvious one that I think a lot of
7       shareholders asked us even before any of this came up
8       was what happens to the search inventory and what
9       happens to the ability for us to monetize that search
10       inventory.
11            We continue to feel very strongly about the
12       way we monetize search. We gained quite a bit of RPS
13       or gained quite a bit of pricing through our systems
14       over the last year and a half. But also we have been
15       clear that there is a value gap between us and the
16       market leader in that —
17            MR. MOSSBERG: Can you say the name of the
18       market leader? This is what Ballmer did last night.
19       He kept not saying the name of the market leader.
20            MR. YANG: I like Google.
21            MR. MOSSBERG: Good. Okay.
22            MS. DECKER: You muffled that.
23            MR. MOSSBERG: It is like Voldemort. He
24       that shall not be named.
25            MR. YANG: That’s a Time Warner movie, isn’t

1       it?
2            MR. MOSSBERG: Yeah. That’s right.
3            MS. DECKER: It is supposed —
4            MR. YANG: We are just trying to set you up
5       for the next question. It is clear to our
6       shareholders — we want to make it clear to our
7       shareholders that besides executing independently,
8       which we feel very strongly about, very good about
9       what we could be doing, there are other untapped
10       values, sources of value that should we want to do
11       those things, it could mean significant value to our
12       shareholders.
13            So we talked about the gap between us and
14       Google. We talked about our inventory, what that
15       could be worth. And I think the last public thing
16       we’ve said — and Sue knows this better than I do —
17       the last public thing we said we conducted tests with
18       them and we, in fact, have some understanding of what
19       they could do for us and what we could do for them.
20            What I would say about the level of
21       discussion is that we are a very uniquely positioned
22       company. We have they principle position in search.
23       We have a very competitive and increasingly
24       competitive monetization system, and that should
25       anything be done between the two companies, I think it

1       is a very unique arrangement that is probably not well
2       understood since we have not talked about it. So from
3       that perspective our goal has —
4            MR. MOSSBERG: You are welcome, by the way,
5       to talk about it here and now.
6            MR. YANG: I think from that perspective
7       Yahoo!’s goal — I am going to get in in a roundabout
8       way. But, yeah, I think the way we think about it is
9       that Yahoo! has the ability to remain very competitive
10       in the advertising space in that the level of — level
11       and weight and flexibility in which we can partner
12       with Google has not been fully understood by the
13       marketplace.
14            So we read about what everybody writes.
15       “It’s a terrible thing.” “It’s a good thing.” It
16       might be something in between. I think until we get
17       to something that we could talk about, it is all a lot
18       of speculation. When we do something, if we do
19       something, we will talk about it.
20            MR. MOSSBERG: But the facts are that you
21       have been losing share in search. So is Microsoft, of
22       course. And google continues to gain. Steve and Bill
23       last night warned us that there was a danger of Google
24       becoming a monopoly, which was —
25            MR. YANG: That is a word that they don’t

1       say often.
2            MR. MOSSBERG: They don’t, but they said it
3       last night, you know, and that this was a great danger
4       to the economy and the marketplace and all that.
5            So you have been slipping, they have been
6       slipping. And I think Ask, which is, of course, much
7       smaller, but they were gaining for a while on a low
8       base and I think they have been slipping again.
9       Everybody is slipping except Google.
10            So when you say you have a principle
11       position in search, obviously you do have, you know,
12       some critical mass there, but it is bone, isn’t it?
13       Doesn’t that mean your opportunity to monetize that
14       has fallen, until you could do something to reverse
15       the trend?
16            MR. YANG: I think that — and this is
17       something that Sue and I were both very — a big part
18       of this we talked about. If you go back a couple of
19       years, we understood the dynamics of search. We made
20       the decision to invest in what became known as Panama.
21            We felt we needed to really start becoming
22       more competitive in pricing as part of that search
23       game. And over the last year or so we have closed —
24       we think we have closed the gap against Google by
25       quite a bit.

1            MR. MOSSBERG: In terms of the —
2            MR. YANG: Price.
3            MR. MOSSBERG: — efficiency of your
4       advertising platform and pricing.
5            MR. YANG: As pricing has come up, we have
6       sort of the middle of last year shifted our focus back
7       to driving query growth.
8            And on an absolute basis, our query growth
9       continues to grow in double digits, you know. I think
10       last year it was 13 percent or something like that in
11       terms of — yes, behind where Google was.
12            But we feel that refocus now going from the
13       pricing part to the volume part on the query growth
14       part is really coming up with more innovation and
15       differentiation.
16            What we have seen over the last couple of
17       months — and there is more to come here, is our
18       strategy around becoming more open as a search
19       platform and driving more disruptive kinds of
20       innovation versus the past where we basically have
21       been competing on the same basis against Google.
22            So what we like to think and we like to see
23       is that I think you will see us being a lot more
24       aggressive about how to position the query growth
25       game, not as the current game but as something that

1       changes over time. And the innovation that we started
2       to put into it literally over nine months ago is
3       starting to pay off.
4            And, look, I feel that the search game is
5       pretty early in the sense that we feel that the way
6       people find information and retrieve information and
7       index information and get it back and pass it around,
8       socialize that information, is still at an early
9       stage.
10            I am a big believer — and I still think
11       there is a lot more innovation left in that game. So
12       the short answer is we are just starting to innovate.
13       We are starting to have, I think, the kind of
14       infrastructure, the kind of technology and kind of
15       scalability that allows us to not just follow but
16       follow at the right scale but start a differentiation.
17            MR. MOSSBERG: In order to innovate you need
18       the right people; developers, engineers, marketing
19       people, whatever you need. And I don’t — what I am
20       about to say — I don’t know the details of this or
21       the numbers. So feel free to say that if you think it
22       is wrong, that it is just wrong. But you have been
23       going through this sort of turmoil, not necessarily of
24       your own causing, but it is happening, and the word is
25       you have been losing some of those people.

1            Doesn’t that actually make your task harder?
2       Aren’t you a little bit wounded in the process of
3       going through these deals and negotiations? Doesn’t
4       it take your own — I mean, you are two really smart
5       people, but you have to have had an enormous amount of
6       your mental and physical energy zapped away or
7       directed toward this takeover stuff.
8            We have not even said the words “Carl
9       Icahn.” I mean, that is still going on. So if you’re
10       really — if you’ve got Google continuing to gain
11       share and everyone else including you losing it, you
12       are feeling good about your advertising platform, that
13       is good, but you need to innovate the query side. And
14       you’re dealing with Wall Street stuff and, you know,
15       takeover stuff and efforts to throw out your board and
16       all that stuff, and you are losing some people; how
17       can you do it?
18            Well, I’m sorry. I am not trying to be
19       mean.
20            MR. YANG: She gets this. You lost me at
21       “losing.” So I don’t even know what the question was.
22            MS. DECKER: I would say we have had
23       turnover over the years, new people coming in, other
24       people leaving, and the right athletes in the right
25       positions at the right time changes, since the company

1       evolves.
2            Our turnover rate really hasn’t changed
3       throughout this process. So it’s gotten a little bit
4       harder to hire because people are wondering what is
5       the next thing. But we hired more than 600 people in
6       the first quarter. So we have been — all during this
7       public issue.
8            And I would say that one of the things that
9       we are really excited about and our people are really
10       proud of is that when Jerry and I came together last
11       summer and set out the strategy and decided the
12       priorities, we planted a lot of seeds at that time.
13            We have an incredible product out now that’s
14       launching right now. It would be a very different
15       situation if we didn’t have that and — whether it’s
16       Search Monkey, which opens up search on the
17       algorithmic side.
18            As Jerry said, we spent a few years just
19       trying to get to the size and scale of crawling and
20       indexing to meet the market leader, Google.
21            Starting last fall we started launching
22       things again; Search Assist, now Search Monkey. There
23       is more to come very, very soon. So it is a really,
24       really galvanizing and interesting time for our
25       people. They kind of feel like they want to show what

1       they can do.
2            We have a brand new ad platform and display
3       coming out; in “friends and family” right now, and
4       broader, general release by the end of Q3. We made
5       some major decisions in the last year to be in this
6       position. So I think naturally there are questions and
7       some concerns on the one hand, but on the other hand
8       it has been a really uniting force for the employees
9       to show what they can do.
10            We feel like we have a chance of a lifetime
11       to show what Yahoo! can do with unbelievable assets
12       that can be brought together in a way on the consumer
13       side to narrow our focus around starting points and
14       open them up and make them more social at a scale no
15       one has ever done and on the advertising side to bring
16       together the insights that we have across search and
17       display. We have the largest owned and operating
18       positions in both, and to change the game and buying
19       display advertising, which is much, much, much more
20       complicated in many ways. We are really excited.
21            MR. YANG: I think there is — I went to a
22       board meeting, an excellent board meeting recently —
23       not mine, another company’s. I walked in 10 minutes
24       late. It was like walking into my own wake because
25       everybody said, “Oh my god, Jerry, are you okay? Oh,

1       my God, the world must be falling part.”
2            You know, there’s a lot going on. I am not
3       going to deny that, but I think that the perception of
4       us being a company under siege is just not accurate.
5            I think, you know, I would like to have
6       clarity moving on and build a business going forward
7       which is — we are doing that and we are going to keep
8       doing that. But I think the process, as Sue said,
9       really has in many ways pulled Yahoo! together as a
10       company and has pulled our leadership team together as
11       a company. Because this is a real-life exercise of
12       crisis management, dealing with different parties,
13       corporations in its essence are being debated at
14       Yahoo! every day.
15            What we do matters. And I think in a way
16       the morale and the culture at Yahoo! now is all about,
17       gosh, we are, for good reasons or bad reasons, at the
18       center of attention for a reason. The reason is can
19       we continue to build great products, and we keep the
20       move forward?
21            This is important to me because I think
22       there is a sense that Yahoo! is getting weaker, that
23       there is vulnerability. These guys, you know, can’t
24       be independent anymore.
25            I think we can’t be more clear that Yahoo!

1       was going through a period of time where we were going
2       to transition the business from a place, you know —
3       sort of last year we weren’t ready for some of the
4       challenges going forward into a place where we think
5       we definitely can meet the challenges of growth going
6       forward, some of the stuff Sue talked.
7            But the essence of Yahoo! is being defined
8       together and over the last four months in a way that I
9       think makes us a lot stronger. And I think that’s
10       been lost because obviously I live within the four
11       walls of Yahoo!, but the people who are there now who
12       are joining us today are joining us for the right
13       reasons because they think we can be a much better
14       company going forward.
15            MR. MOSSBERG: Well, I have to tell you
16       that — and I don’t think I am alone in this — there
17       are a lot of people in the industry who, at the very
18       same time, admire your products. I mean, you have
19       seen me say that you have the best Web mail. A couple
20       of times I have written that, and I think it is true.
21            I think you actually do very good Web
22       applications, in many cases better than Google’s.
23       They have some good things, but you also have some
24       very good things. I’m talking besides search.
25            But at the very same time I have to confess

1       that I am not exactly sure what you guys think Yahoo!
2       is. We had Terry Semmel here twice. He is a very
3       smart guy who did some very smart things, but when he
4       was asked that question, he never could answer it in a
5       way that was especially clear, at least to me, and I
6       think to a lot of folks in the room.
7            So what, you know, we know what kind of —
8       what the business of General Motors is. We know what
9       the business of Microsoft is. We know what the
10       business of Apple is.
11            What is the business of Yahoo!? Are you an
12       applications company? Are you a search company? Are
13       you an advertising sales company? Are you sort of a
14       content aggregator, which is another thing you do a
15       lot of? Are you an e-mail, an IM kind of
16       communication company? And don’t say “yes” or “all.”
17       What is it?
18            Seriously, what is it? I think it is fair
19       to say that Google is overwhelmingly a search and
20       advertising company. Although they have — I guess
21       you could list 200 other products they have. What is
22       Yahoo!?
23            MR. YANG: I think of Yahoo! as we have to
24       be incredibly relevant and meaningful to consumers.
25       We have defined that around the starting point mission.

1       We want you to start your day at Yahoo!. All right.
2            That is home page. That is mail. That is
3       search. That is mobile. But we want people to come
4       to Yahoo! first thing of the day and multiple times a
5       day.
6            That is an incredibly powerful position.
7       That happens to be a position that we occupied for a
8       lot of our history. So it is consistent with your
9       roots, but also it is right for innovation, meaning
10       that we can’t be all things to all people.
11            In fact, we’ve — our new definition with
12       Yahoo! stategy goes — we have actually become more
13       focused. And one of our challenges in the past is how
14       do you keep developing every vertical area or every
15       channel in a way that is — that was never going to
16       keep up with the growth of the web?
17            So the starting point focus of becoming your
18       everyday place where people go to get the most out of
19       the web, that is our consumer goal, dream, aspiration.
20            MS. DECKER: It’s a little bit of a change.
21       Because we still do hundreds of things, but we are
22       really focusing on those four areas and defining
23       Yahoo! as part of the journey, not necessarily part of
24       the home page, search, mail, and mobile.
25            MR. MOSSBERG: Home page, search, mail, and

1       mobile.
2            MS. DECKER: These are the places people
3       come multiple times per day.
4            MR. MOSSBERG: By “home page” do you mean
5       Yahoo!.com, or do you mean Yahoo!News? Or do you mean
6       My Yahoo!?
7            MR. YANG: Yahoo!.com. There are many
8       anchors that will go to the home page to go to
9       finance, news and sports if finance, news and sports’
10       value is as a support for the home page.
11            But it has become a way to prioritize around
12       the things that we do best, the starting points of the
13       Web where 70, 80 percent of all the value accrues to
14       those few properties. That is a big change.
15            That is where we get our insights. That
16       drives the advertising strategy, which Jerry is about
17       to articulate. So that is a change. It’s what we
18       have always done, but we have diluted our focus over
19       the last few years to do so many things. So we are
20       really trying to pull it back into those core areas
21       and differentiation by opening them up and making them
22       more social.
23            MR. MOSSBERG: Who — you can’t be all
24       things to all people, but what people are you focused
25       on? Who do you want to start your day, Yahoo! through

1       those things?
2            MR. YANG: We already reached 70 percent of
3       the Internet. So we do have a fairly large reach.
4       Again, I think sometimes people need to be reminded
5       that Yahoo! touches over half a billion people every
6       month. So it is an incredible.
7            MR. MOSSBERG: The Justice Department would
8       have figured that out if you do any one of these
9       deals, but — yeah.
10            MR. YANG: Okay.
11            MR. MOSSBERG: I am not saying they are
12       going to deny the deal, but they will look at it
13       first.
14            MR. YANG: I think Yahoo! is a very powerful
15       company. There is no question about it. So I agree
16       with you.
17            I think they know that, and I think other
18       people know that. But if you look at that base of
19       people, we need to continue to be relevant to them as
20       they grow up on the Web and on the Internet. This is
21       why mobile is such an incredible focus for us.
22            We really do believe the link between mobile
23       and the desktop is going to be much more fluid over
24       time, dynamically over time, but also less — the
25       modality is going to be a lot more similar to your

1       conversations with some of the other guests here.
2            But I think one point that Sue talked about
3       was that we really do believe that — and this is a
4       part of a strategy we announced last month probably
5       four headlines down from where all the deal
6       speculation stuff was, but we talked about this Yahoo!
7       open system strategy, open social strategy where we
8       are rebuilding Yahoo! from a platform perspective to
9       be a lot more open. So imagine being able to have a
10       developer’s program on Yahoo! as a canvass.
11            That is something that, done right, is a
12       hugely attractive thing for developers, because Yahoo!
13       has five hundred million plus that they can —
14            MR. MOSSBERG: This is similar to what
15       Facebook did, and MySpace is doing, you know, creating
16       these APIs and saying, “Hey, put your —
17            MR. YANG: But the applications on Yahoo!
18       are very different, because we are —
19            MR. MOSSBERG: You’re not going to have
20       Scrabulous? I am going if you are not.
21            MR. YANG: For you maybe we will write one.
22       But, you know, if you think about what you can do
23       within Yahoo! mail — you like Yahoo! Web mail. But
24       if Yahoo! mail had a group of developers that are
25       producing mail apps that are an extension and making

1       Yahoo! mail more powerful, that is a very different
2       route that you can imagine.
3            Yahoo! home page, you could have social apps
4       or you could have apps that are not suitable for home
5       page and it would not work. People come to the Yahoo!
6       home page to get content, to get communications, with
7       some respect to try to just understand what is going
8       on. If the apps there are targeted for the Yahoo!
9       user, it’s a very different dynamic.
10            So I understand conceptually it is similar
11       to what other people are doing, but the output of what
12       people will have the opportunity to program the Yahoo!
13       calendar is so much more rich and powerful.
14            This really takes the notion that Sue talked
15       about of we are more interested in providing the
16       starting point, but we don’t really care where people
17       take their journey once they start on Yahoo! and go
18       elsewhere. The more open we can be —
19            MR. MOSSBERG: Just by being a starting
20       point that gives you the opportunity to monetize your
21       part of this — whatever I do during my day.
22            MS. DECKER: The search metaphor, you go to
23       search to go someplace else, but the economics accrue
24       to the place you go back to each time. So that is how
25       these starting points work.

1            It’s different. We have 10 billion social
2       connections on Yahoo!. We have not made it easy for
3       people to unlock that in an easy way as Facebook has.
4       The idea here is take all the profiles and unify them.
5       Put the social graph together and then be able to
6       search the best of the Web that is relevant. One of
7       the ways we think we can add value, aside from the
8       scale, which is very different from anything that
9       exists today, is there is context around where you
10       are.
11            So if you have a — if you are in sports and
12       I see that Jerry has just picked a new — traded a new
13       fantasy player, and I am in the regular sports side,
14       that is going to influence my own choice of who I
15       might want to pick.
16            So we have these areas of contextually
17       relevant places that the social graph can be ignited.
18       And that is very different. We think that that will
19       create more relevance of — create a better ad model
20       but also in some ways the social model, the larger it
21       gets the less relevant the streams you get and the
22       people knocking on your door are.
23            But if we can wrap it back into the context
24       of the sites on Yahoo!, we think we can create both
25       relevance and social connectivity. That is the —

1            MR. MOSSBERG: So it’s a way of leveraging
2       the fact that you have always had all this content on
3       Yahoo!.
4            MS. DECKER: The relationships, we just had
5       to tie them together.
6            MR. MOSSBERG: And you have all these people
7       visiting, but you have not been able to — you tried.
8       You had Yahoo!360. You have had a number — I have
9       been briefed on — I can’t remember how many things —
10       they were trying to do this and then none of them
11       work.
12            MS. DECKER: What we didn’t do and what we
13       are hoping to do is we have 250 million users with
14       mail. Think about that address book. Think about
15       groups. Think about Flickr. Think about all the
16       social connections as you log in. If we can surface
17       that immediately and ignite that graph, that is
18       usually the path, and we have never done that. That
19       is the rewiring of Yahoo!.
20            MR. MOSSBERG: One of the things we are
21       doing a little differently this year at D is we are
22       inviting people to submit questions, who are not here
23       in the hall, either in writing or optionally on video.
24            There is this one woman who has been bugging
25       me about asking a question. She just obsesses about

1       Yahoo!. The only way I could get her off my back was
2       to let her ask a question.
3            So can we bring up this obsessive woman on
4       the screen.
5            MR. YANG: You didn’t warn us about this.
6            MS. SWISHER: Hello, Jerry and Sue. How are
7       you doing?
8            MS. DECKER: Hi, Kara.
9            MR. YANG: Hi, Kara.
10            MS. SWISHER: You didn’t imagine you could
11       get away with it, being here at D and not seeing me,
12       did you? Good to see you. I have a couple of
13       questions. Two I think are very important. I have 53
14       questions, actually.
15            MS. DECKER: You locked her up somewhere.
16            MR. YANG: She is wearing chains.
17            MS. SWISHER: I am wearing chains and
18       sunglasses. I am trying to avoid intimacy with the
19       glasses with you because you melt me.
20            MS. DECKER: You are doing a good job.
21            MS. SWISHER: Here is the deal. I have one
22       critically important question I think the entire room
23       is probably thinking of right now, and that is exactly
24       when, Jerry Yang, are you going to have lunch with me?
25       Jerry refuses after many years to have lunch with me.

1            MR. YANG: That is not true.
2            MS. SWISHER: I want a date and a time.
3            MR. YANG: All right. Can I explain my side
4       of the story.
5            MS. SWISHER: It’s a he said, she said
6       situation.
7            MR. YANG: I understand. We are raising
8       money for Donors Choose, a fabulous nonprofit which
9       really connects. It’s a social — it the best social
10       network I know for connecting teachers, students, and
11       parents and their projects. You were not even — you
12       were somewhat behind the other bidders.
13            MS. SWISHER: No. I was No. 2.
14            MR. YANG: You were No. 3. If you would
15       agree to donate $500 to Donors Choose, I will have
16       lunch any time you want.
17            MS. SWISHER: Done, done, done.
18            MR. YANG: Done.
19            MR. MOSSBERG: See; is that right? Right?
20       You know, we could —
21            MR. YANG: Deals can happen.
22            MR. MOSSBERG: Deals can happen.
23            MS. SWISHER: I am first going to get them
24       to write that check. So, second question is actually
25       a very serious question. Because you guys are talking

1       a lot about, you know, things are changing, things are
2       rewiring.
3            You talked about diluting the social graph,
4       not doing this. I want to know why — you were there
5       for a lot of this decline. You were not a new team
6       here at Yahoo!. First with Sue — because you have
7       been a little too quiet over there, Sue.
8            Why are you the leaders to take Yahoo!
9       forward if you became an independent company? And
10       what has been your biggest mistake, each of you, over
11       the last year from a leadership perspective?
12            I really want you to define why you are —
13       you know, why you should have this office besides
14       being the cofounder and big, large shareholder?
15            MR. MOSSBERG: Thank you, obsessive woman.
16            MS. SWISHER: Anytime.
17            MR. MOSSBERG: But it’s a good question, the
18       leadership question.
19            MS. DECKER: She hinted on you, cofounder
20       and big, large shareholder.
21            MS. SWISHER: You too, Sue.
22            MS. DECKER: First — me first. So, yes, we
23       both have been here in various roles over the years
24       and, you know, without looking too much in the past, I
25       think as a company we have made a few mistakes.

1            I think that Jerry and I are really excited
2       to focus on — I am looking at the screen, where is
3       she — excited to try to address them.
4            I would say as a company I think — without
5       being specific about who, or where, or why, one of the
6       things that we did is — I think we started — during
7       David’s dream and — started as a place that people
8       went to Web to find what they are looking for. We
9       were really close in those early years to the users.
10            Over time as we got bigger we started
11       organizing around products; around mail and around
12       search and around finance and sports, et cetera, and
13       on the advertising side around display and search,
14       advertising each with separate sales forces and
15       separate go-to-market strategies.
16            And I think what was lost in that is the
17       core focus around the key ecosystem, which is the
18       user, the advertiser, and the publisher, and the
19       developers that drive that.
20            So what Jerry and I have been trying to do
21       in the last year is really rewire the company in that
22       way that if we are focused on the user, then we should
23       be focusing on the socially horizontal applications
24       and Web services that are developing and opening up
25       Yahoo instead on focusing on mail or search or any one

1       app.
2            On the advertiser side, if you are focused
3       on selling display or search, you may not be focusing
4       on the fact that the advertiser does not care how they
5       reach their target consumer. They want something that
6       is easy to target. They want something that’s easy to
7       buy and sell. They want to find their target, whether
8       they are on Yahoo! or whether they are anywhere else.
9            So by reorganizing the company in that way
10       and rethinking everything we do in that way, we have
11       been in a position to launch a lot of products this
12       year that we never could have done.
13            So we are pretty — pretty excited about
14       that, and I think that was a mistake of the past.
15            MR. YANG: You know, I have made no bones
16       about it. I am a cofounder. I have been involved in
17       the company the whole time. I am probably not going
18       to be CEO of any other company unless I start another
19       company. So I am not somebody that, you know — I
20       have not gotten a lot of headhunting calls to go run
21       GM or anything else. But I don’t want an answer —
22       okay, I think you are right.
23            I do think I am the best person to lead
24       Yahoo!, not only because I bleed purple and bleed
25       Yahoo!, but also I think there is a big opportunity

1       for Yahoo! to fulfill. It was not lightly that I came
2       to a decision I want to be CEO.
3            I understand the challenges. I understand
4       that I don’t necessarily have all the experience,
5       although I have admired Terry, and Tim Koogle before
6       him and some just great leaders that helped us run the
7       company. But I also felt it is my time to really take
8       Yahoo! to the next level.
9            The dream that we are talking about here of
10       really creating Yahoo! in a way that allows our
11       audience to truly do what they can’t do anywhere else
12       other than Yahoo! — and we haven’t spent a lot of
13       time talking about our advertising strategy.
14            But our advertising strategy is beyond the
15       current discussion of search and display. It really,
16       I think, takes this notion of online advertising to
17       the next level in terms of truly creating a broader,
18       more choice-driven ecosystem. That is what I want to
19       do.
20            I feel in so many ways that with the
21       leadership team, I partnered with Sue, and follow our
22       technology and our product and our sales, we can
23       achieve that dream. I really think that is necessary,
24       if not required, for us to lead the company into the
25       next step.

1            I feel like I am most passionate and have
2       the most vision about where we want to be. I know
3       that people want to see results, and I think in this
4       day and age a lot of people are more short-term
5       oriented. But I think we are starting to show that
6       Yahoo! can be on this path of being a very different
7       entity in terms of what we do, how we do for users.
8            MR. MOSSBERG: But do you really think that
9       is evident to users and, by the way, to your major
10       shareholders?
11            MR. YANG: I think so. Look —
12            MR. MOSSBERG: I am not making a joke.
13            MR. YANG: No. Look, my view is this,
14       right. I think that we made this clear, certainly
15       with our employees, our leadership team and our board,
16       is that we need to make some investments in order to
17       make this happen.
18            We have been clear that we think sort of,
19       you know, we came into this in the back half of ‘07,
20       so the back half of ‘07 and through the first part of
21       ‘08 and — you know, most of ‘08 was going to be a
22       period in which you were going to start seeing some
23       harvesting and some results, but there’s still a lot
24       of work to be done.
25            I never want people to think or expect that

1       this is a very quick thing. But at the same time —
2       first of all, the size of Yahoo! and the way in which
3       we can really change the Yahoo! experience is real.
4            It is really powerful if we do it, and it
5       needs to be done. I just — I can’t feel stronger
6       about that, and it needs to done right.
7            Secondly, I think the financial results will
8       follow if and when we are able to transform that
9       experience and build the right advertising platform,
10       which we are well on our way.
11            The friends and family program, as Sue
12       talked about with our amp project, is starting to
13       really ramp and definitely shows that — what we are
14       talking about where we can partner with publishers,
15       partner with sales forces, and partner across each
16       other’s network for better price discovery.
17            These are fundamental market-making types of
18       moves that Yahoo! is doing right now. It is not being
19       written about because of all the other dramas going
20       on. But we really do think — we really do think that
21       this is the beginning of a new Yahoo! that has got
22       tremendous amount of potential.
23            MR. MOSSBERG: But if — Kara points out you
24       have been there. You are now saying, “Okay, now, even
25       though we have been here a long time, we have looked

1       at the situation. We have this idea for a new Yahoo!.
2       Give us some time and you’ll see the financial
3       results.”
4            You have shareholders ranging from people
5       with one share to — I don’t know, Carl Icahn, or
6       whoever it is, who are saying, “Hey, we met these guys
7       up in Seattle who will only pay you $33 now and maybe
8       you could have gotten, you know, you wanted $37 or
9       whatever it was, maybe you could have gotten them up
10       another buck. That is a lot of money you have, you
11       know. You can’t catch Google anyway. So why should
12       we wait all this time?”
13            MR. YANG: Look, I understand the situation
14       that I think people are feeling and definitely there
15       are shareholders that have that similar type of
16       question.
17            But at the same time I think — first of
18       all, we did not walk away from that proposal.
19       Microsoft did.
20            I have always said that we are willing to do
21       a deal under the right terms and history will somehow
22       rewrite — you know, people will figure out whether,
23       you know, they were there at the table or not at the
24       table.
25            But all I can tell you — and I think we

1       have been consistent in that it was not clear to me
2       that they want to finish the deal. So I am not going
3       to go second guess their decision or not.
4       We are moving on. These things are moving on. We are
5       having, you know, fun discussions about other things,
6       great. But it is not something that I can go revisit
7       and take or not take. I understand our obligation to
8       stockholders. Believe me, I get in friendly
9       conversations with a number of them.
10            But I also think that the focus for us is
11       how do we recognize more value for the company sooner
12       if we can do it right?
13            But strategically I want to position Yahoo!
14       to be in a much more successful position in the long
15       term. Because I do think that when you are dealing
16       with assets like Yahoo!, there are a lot of different
17       ways to monetize the assets.
18            But at the end of the day, we have to do it
19       for the right long-term reasons. If there is a way to
20       do it — we talked about other alternatives, and those
21       are things that we are obviously looking at.
22            But we are not going to go do something
23       that, you know, forgoes our long-term prospects and
24       favor something short-term. That, I don’t think, real
25       stockholders, in terms of long-term perspective, want

1       us to do.
2            MS. DECKER: The only thing I would add is,
3       one of the things our board considered is, we start
4       from this position of a huge, huge amount of inventory
5       created by those 5-, 600 million people who come to us
6       every month, whether they spent time or consumed page
7       views, and we think that inventory — and our board
8       thinks that inventory, is undervalued, period, by a
9       lot.
10            We know how much it’s undervalued in search.
11       We have publicly published that we felt that we had
12       closed the gap with Google by 30 percent. We thought
13       the gap when we first launched Panama was 100 percent.
14            So there is still 60, 70 percent of upside.
15       We ran a test to confirm what we thought, you know.
16       We know how much value there is on the search side,
17       either through Panama or through other means.
18            We also know that 90 percent of the Web’s
19       inventory is non-search, and it is growing faster than
20       search. We are really good at that. We are about to
21       launch a system that makes it easier to buy and sell
22       display and target more effectively in the way that
23       search is. There is probably a 10 to 100X difference
24       in pricing in display versus search because of the
25       friction in display.

1            So when we put this all together, we think
2       about what the value is there from the board’s
3       perspective regardless of the, you know, back and
4       forth of what could have happened or should have
5       happened or will happen in the future. There is an
6       enormous asset there. There is a reason why there is
7       a lot of interest. And it is not a six-month job to
8       turn it around based on where we were. Our scale is
9       working against us. We are trying to move our scale
10       to work for us, both in terms of the consumer side and
11       on the advertiser side. You know, that is a question.
12       Where is the value today versus what is the value in
13       two years? That is a judgment call that boards have
14       to make.
15            MR. MOSSBERG: Thanks. Questions from the
16       audience? No one wants to ask a question? Oh, yeah,
17       okay.
18            AUDIENCE MEMBER: Hi, this is Crawford from
19       IDC. Quick question for you. You talked about your
20       display ad strategy. I am just curious, as Web 2.0
21       continues to take hold, people are participating a lot
22       more, how do you see that changing in sort of as
23       people lean forward and interact with their PC as
24       opposed to lean back and consume content?
25            How does that change the display advertising

1       strategy? How do you see display advertising changing
2       on the Web as a function of that?
3            MS. DECKER: When we call — when we say
4       “display advertising,” what we mean is any inventory
5       other than search. It could be any kind of Web, app,
6       anything, any form of inventory that could run an ad.
7       It could be a text ad. It could be a written display
8       ad. It could be a video ad.
9            So fundamentally, what we see happening is
10       the advertising becoming increasingly relevant as we
11       have more and more insights on what you’re looking
12       for.
13            You could take the extreme case where the
14       advertising is the content if you’re looking for, you
15       know, real estate or houses or jobs, kind of the
16       classic categories.
17            But the ambition here is to be able to serve
18       ads as relevant as the content based on what the user
19       is looking for and what we know about the user. So
20       you could imagine the right format changing depending
21       on the context in which the user is engaging. That is
22       ultimately the ambition.
23            AUDIENCE MEMBER: Hi, Josh Auerbach. I was
24       wondering if beyond search and display, you could talk
25       a little about your thoughts on Yahoo! getting into

1       advertising on television and other platforms.
2            MR. YANG: Yeah. I think clearly our
3       current focus is really around making sure the
4       Web-based advertising infrastructure works and mobile
5       is the main focus off of PC. There are a lot of
6       things that we are currently doing, especially around
7       video advertising, that could easily work over any IP
8       network, especially after TV.
9            So those markets are small. But we are
10       positioning our technology as well as product base to
11       be easily transferable. We are probably not going to
12       go in, rebuild AP systems for cable, you know, sort of
13       non-IP infrastructure. But the goal here is to
14       really — to the extent IP runs, our systems will run.
15            AUDIENCE MEMBER: Alison Sheridan from
16       Ratheon. I would like you to elaborate a little bit
17       on your mobile strategy. I was really excited to hear
18       that you were going to be focusing on that.
19            So I went out and tried to go to yahoo.com
20       on my iPhone, and it did not give me a mobile version.
21       Okay.
22            So I went to mobile.yahoo.com, and it gave
23       me a nonmobile version, but it offered to let me put
24       in my phone number so I could be emailed a link. But
25       it didn’t work on the iPhone.

1            So then we went to pda.yahoo.com where we
2       were allowed to enter our phone number and our — what
3       device it was, but the iPhone was not on the list. So
4       then I went over on my BlackBerry to pda.yahoo.com,
5       and there I was allowed to download an application and
6       it got a connection error. So what is the strategy?
7       I mean, obviously that is not what you want the
8       experience to be.
9            MR. YANG: No, no. Of all the questions I
10       have been getting the last four months, I am glad to
11       get a tech support question.
12            AUDIENCE MEMBER: I didn’t even say
13       Microsoft once.
14            MR. YANG: I — believe me, it should not be
15       that hard, and I use my iPhone and I use Yahoo! all
16       the time. So maybe use a mobile — did you have an
17       iPhone?
18
19            MR. YANG: Yeah. See, we have an
20       iPhone-friendly version. Maybe it is m.yahoo — I
21       will give the URL. We could try — we should not make
22       it that hard for you not to find it.
23            MR. MOSSBERG: What she just said is right.
24       You should — there are other people who look at what
25       browser it is. They see it is the iPhone or the

1       BlackBerry or whatever, and they give the version that
2       works well on that device.
3            MS. DECKER: I am not sure why it was so
4       hard, but we should meet afterwards. One of the
5       things that we have been working on is — that prior
6       question to this question is we are really focusing on
7       on the mobile first experience and search mail,
8       experiences that take advantage of the form factor and
9       the phone. They don’t like exactly they way they are
10       on the PC.
11            And opening it up in the same way we talked
12       about opening up our starting points to third party
13       developer’s widgets, et cetera, we are actually kind
14       of proud of our carousel and the Yahoo! Go and the
15       various mobile apps.
16            We now are at 600 million homes past in a
17       sense that can’t have access. There is Marco.
18            MR. YANG: The leader of our mobile. Can
19       you take care of her, please, Marco. You are killing
20       me here.
21            AUDIENCE MEMBER: Thank you very much.
22            MS. DECKER: While we were praising our
23       mail, Brad is out there somewhere.
24            MR. YANG: Hi, Brad. If we get a mail
25       question, you are answering it.

1            MR. MOSSBERG: I am going to go to you and
2       you are going to be the last question in the room, but
3       I have to read the actual question submitted from the
4       Internet from Jeff Schneider of Philadelphia. This is
5       two weeks ago or whatever. He wanted us to ask you,
6       Jerry.
7            He says, “I have been a Yahoo! user for a
8       decade and used many of your premium products.
9       Yahoo!’s deplorable customer service caused me to
10       cancel them all. Is Yahoo! serious about premium
11       offerings, or do you not regard them as critical to
12       Yahoo!’s success?”
13            MR. YANG: Well, not knowing what the user
14       canceled —
15            MR. MOSSBERG: I gave you all the
16       information I had on the question.
17            MR. YANG: I understand. Look, I think — I
18       will give you a bit of philosophy. And I know Sue and
19       I both strongly believe in this. Whatever we are
20       going to offer our customers, we better be serious
21       about it.
22            There are transitional products that —
23       products that we are phasing out from some of the
24       changes that Sue and I have been making. I know
25       premium music is one of those things that is being

1       phased out.
2            When you are phasing out projects like we
3       are in terms of changing and focus in the company, we
4       understand that there are people unhappy if that —
5       for example, if that is a product that he is using, I
6       can understand the frustration.
7            MS. DECKER: No, and I don’t know when he
8       did it or when he came in.
9            MR. YANG: Can I get his email address?
10            MS. DECKER: I would say our top three
11       priorities — one is what we call get the basics
12       right. We were starting on that. I will come back to
13       that. No. 2 is transforming display advertising, and
14       No. 3 is making Yahoo! more open and social. So we
15       talked about No. 2 and 3, but getting the basics right
16       is all about — if we can’t have kickass products, we
17       shouldn’t be in it.
18            And the telltale signs we feel are pretty
19       good. We have the best customer service stats in Q1
20       that we have ever had. We are getting really good
21       external staff measures. We are — we still have a
22       lot of work to do, though. I think there have been
23       historical problems, and that is a huge area of focus.
24       And I think we are making progress, but I agree with
25       his position. If he is not getting a good experience,

1       he should cancel, and we need to fix that and that is
2       what we are doing.
3            MR. MOSSBERG: Last question.
4            AUDIENCE MEMBER: When people talk about the
5       popular topic of what is the market cap of Yahoo!
6       supposed to be, it seems like they over obsess about
7       what is the market cap of Yahoo! as it relates to
8       search.
9            It seems like there is a huge amount of
10       value in the display market and in the vertical
11       markets and community that you are in.
12            What percentage of the market cap are people
13       applying to that?
14            MR. YANG: I totally understand the
15       question. In fact, I think of the stories that we
16       have not told well is the display business, as we
17       envision it, beyond just a search type of dynamic but
18       really looking at the inventory and looking at the way
19       in which we monetize inventory in a highly liquid,
20       highly efficient marketplace.
21            Because we are in many ways doing a very
22       large business that is reinventing itself from a point
23       in time last year to next — hopefully this year and
24       next year a totally different business, we think it is
25       a huge business.

1            Others don’t think it is so huge because
2       they obviously haven’t valued us that way. There is a
3       very broad spectrum of people believing in what this
4       could be.
5            I happen to be a strong believer that the
6       display business could be bigger than anything we have
7       seen before on the Internet so far, and I have been
8       around for a long time in the Internet terms. That is
9       why I am so excited about it.
10            To your point, I think more value for Yahoo!
11       over time is going to be in that business than search.
12       But search is growing and so is display. It is hard
13       to sort of say, okay, one versus the other because
14       they are all related at the end on the technology
15       level.
16            But from a market and from a valuation and
17       from a growth rate, we certainly think display is as
18       exciting a marketplace we have seen in Yahoo!’s
19       history as anything we have ever seen.
20            MS. DECKER: Just to add and put some
21       numbers on it, the market as a whole is more than
22       40 billion dollars of online advertising. A little
23       more of that is in display than in search today.
24            And the growth rates going forward are
25       relatively comparable projected as the market is

1       projected to double in the next three years. Only
2       10 percent of the industry’s volume is search but
3       close to half of its revenue is search. And the
4       reason that is true is because it is relatively easy
5       to buy and sell. The inventory is very concentrated
6       with Google with north of 50 percent and Yahoo! with
7       north of 20 percent, on a global basis 27 percent.
8            You only have to go two places to buy search
9       inventory. There is very little friction in that
10       process, pricing is transparent. That’s an auction.
11       It is very easy.
12            Display — the pricing structure is so much
13       lower because it is so hard to buy and sell. We have
14       the largest amount of inventory. We have 8 percent of
15       the inventory, and it is getting more and more
16       fragmented.
17            So imagine if there could be a Web based
18       hosted app that advertisers could come in and they
19       could buy any user they are looking for across any
20       publisher and where publishers who have their in-house
21       sales forces on display could actually bundle their
22       inventory with other inventory that is similar in an
23       easy to do way.
24            Today it takes two weeks to try to find your
25       audiences across multiple publishers and faxes. This

1       is the opportunity. We think pricing and display is a
2       few bucks per thousand and search is $40, $50.
3            Imagine if the entire pricing curve came up
4       because you can reduce the friction and add the
5       targetability of search, that is our opportunity. We
6       are totally excited about that.
7            MR. MOSSBERG: Thank you so much. Thank you
8       all.
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